UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2004

ENTRÉE GOLD INC.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada
(State or other jurisdiction of incorporation)

000-50982
(Commission File Number)

N/A
(IRS Employer Identification No.)

Suite 1450, 650 West Georgia Street, Vancouver, BC, V6B 4N7
(Address of principal executive offices and Zip Code)

604.687.4777
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 17, 2004 the Registrant issued a news release announcing the appointment of Cary Pinkowski as a consultant with the Registrant.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on December 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRÉE GOLD INC.

/s/ Gregory Crowe__________
By: Gregory Crowe
President, CEO and Director
Date: December 17, 2004